EFH Corp. 2010 EEI Financial Conference Discussion Deck October 31 st - November 3rd Exhibit 99.3

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in
EFH Corp.'s filings with the Securities and Exchange Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Table of Contents
I. Energy Future Holdings (EFH) Overview……………………
II. Luminant ………………………………………………………….
       Luminant Background ………………………………………
III. TXU Energy…………………………………………………….
IV. Oncor……………………………………………………………
V. EFH Background……………………………………………...
VI. Appendix – Reg G…………………………………………….
5 - 7
8 - 24
25 - 27
28 - 32
33 - 35
36 - 40
3 - 4

2
nd
largest competitive
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
regime
Largest retail
electricity provider in
Texas
Strong customer value
proposition
The largest power generator, retail electricity provider and transmission & distribution utility in Texas.
Energy Future Holdings Overview

4 4
2010 YTD Highlights
Monetized non-core assets (DFW
Midstream, Permian water rights)
10 of 14 CCNs obtained for CREZ
transmission construction project
Operational
achievements
Solid safety performance
Oak Grove 1 & 2 COD
1
Baseload plants on track for solid year
New ERCOT Summer and Winter
load peaks
Over 1.3 million AMS meters installed
through September 2010
Liability management program
–
Reduced net debt by $1.6 billion
–
Extended $4.1 billion of maturities
Settled 1997 – 2002 IRS audit
New TXUE brand launch
ERCOT nodal transition preparation
and leadership
Reclamation program planted 1.1
million trees offsetting 26 million tons
of CO2
New nuclear development
–
CP3/4 licensing progress
Prevailed in Alcoa and FPL lawsuits
Prevailed and successfully resolved the
Sandow 5 Consent Decree lawsuit
Financial
achievements
Strategic
initiatives
1
COD = Commercial Operations Date

5

Luminant Generation Facilities
Generation capacity in ERCOT
At 9/30/10; MW
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
TYLER
FORT
WORTH
Power Plants
Natural gas
Lignite/coal
Lignite, new build
Nuclear
Nuclear 2,300 MW
Lignite/coal 8,017
Natural gas
1
8,002
Total 18,319 MW
1
Includes eleven mothballed units (3,886 MW) not currently available for dispatch and two units (655 MW) currently in Reliability Must Run (RMR) status with ERCOT.  Luminant  expects to retire eight gas units (2,771 MW installed nameplate capacity) of its mothballed capacity in December 2010.

1 Installed nameplate capacity. Includes eleven mothballed units (3,886 MW) not currently available for dispatch and two units (655 MW) currently in Reliability Must Run (RMR) status with ERCOT. Luminant expects to retire eight gas plant units (2,771 MW installed nameplate capacity) of its mothballed capacity in December 2010.
2 Excludes purchased power
13%
3%
58%
26%
Business Profile Generation
Largest baseload generation fleet in ERCOT with around-the-
clock assets that dispatch at low heat rate levels
Top decile nuclear plant production and cost performance
Top quartile coal fleet production and cost performance
Liquidity-light natural gas hedging program designed to provide cash flow security (~64% hedged for Oct 1, 2010 – Dec 31, 2014)
Comanche Peak expansion through Mitsubishi partnership may
provide a low-cost nuclear growth option
12%
44%
32%
12%
Coal Gas Nuclear
Generating Capacity  as of 9/30/10 Total Generation , LTM 9/30/10
18,319 MW 74,823 GWh
New Build-Coal
Safety
Wholesale power prices
Natural gas hedge program
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Competitive market
Value Drivers
1.38
1.27
2.79
1.50
2007-2009 Average 2013E
Lignite
Delivered PRB
Lignite / Coal vs. PRB Fuel Cost
($/MMBtu)
Note: Total lignite and PRB fuel expense excluding emissions.
Luminant is the largest power generator in Texas.
Luminant Business Summary

1
2

ERCOT Fundamental Supply and Demand Dynamics
ERCOT Supply Additions
03–10E; GW
ERCOT Reserve Margin Projections Over Time
07-10; Percent
4%
8%
12%
16%
20%
24%
2008 2009 2010 2011 2012 2013 2014 2015
Dec 07
Target Min Reserve
Margin of 12.5%
Dec 08
Dec 09
May 10
4
5
6 6
6
8
12
13
0
0
1
2
4
7
8
8
4
5
7
8
10
15
20
21
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
03 04 05 06 07 08 09 10E
0
10
20
30
40
50
60
70
80
Wind
Non-Wind
Annual Average Power Price
Generation installation coupled with lower forecasted demand growth has resulted in an upward trend in estimated reserve margins for ERCOT

$80
$61
$66
$105
$75
$90
$0
$20
$40
$60
$80
$100
$120
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
What could change?
1 Uneconomic
construction
2 Change in WACC
•Higher or Lower
3 Market Redesign
•Capacity Markets
•Long Term PPA(s)
4 Accelerated
shutdowns from
environmental
regulations
ERCOT Reserve Margin
(1.8% Demand CAGR)
Target min
reserve margin
2016
9
ERCOT Supply/Demand Fundamentals
Note: All prices adjusted to 7x24 equivalents. Reserve margins based on ERCOT Capacity Demand & Reserves (CDR); prices based on LRP w/ 2016 convergence. Levelized Cost of Electricity (LCOE) assumes 10%
WACC; 2.5% inflation
1) ATC = Around The Clock
2) Assumes $6/MMBtu levelized gas. CT 7x24 price adjusted assuming a 20% CF; CT LCOE = $118. CCGT 7x24 price adjusted assuming an 60% CF;  CCGT LCOE = $80. 30yr asset life
3) Includes subsidies
4) Wind assumes WACC of 7.5%-10% and 75% capture rate of 7x24
7x24 Levelized Cost of
Electricity
2010
New
SCPC
New
CT
New
CCGT
New
Wind
(Non
dispatch)
New
Nuke
ATC ERCOT
Power Price
(NZ)
Denotes approx
initial power price
needed to incent
development
1
2
2
3
3,4
ERCOT reserve margins are forecasted to approach the minimum target reserve margin in 2015

Summer 2010 ERCOT supply stack - indicative
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend
ERCOT Supply Stack
Luminant plants are typically on the “book-ends” of the supply stack.
ERCOT’s
marginal price is set by natural gas in most hours of the year.
1
        Excludes gas plant capacity mothballed prior to summer 2010.  Includes two gas units with 655 MW of capacity currently in Reliability Must Run (RMR) status with  ERCOT and four gas units with 1,856 MW of capacity (1,933 MW of installed nameplate capacity) that Luminant  mothballed in September 2010.
®, Ventyx
1

Nuclear Reliability vs Cost Benchmarks
75
80
85
90
95
10 15 20 25 30 35 40
$/MWh
Braidwood
Byron
STP
Decile Quartile Median
Decile
Quartile
Median
Vogtle
CPNPP 06-08
94.1
CPNPP 09
95.6
Nuclear capability factor & O&M
07–09 percent and $/MWh
11
1
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants.
2
Source: Electric Utility Cost Group (EUCG) May 2010 release for Cost and World Association of Nuclear Operators (WANO) for Capability Factors.

0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008 2009
2010²
EFH Industry
16
17
18
19
20
2003 2004 2005 2006 2007 2008 2009 2010
0
1
2
3
EFH
# of Refueling Outages
Impact of Refueling Outages
Avg. nuclear fleet refueling outage duration
1
- 18 month cycle units
03-10; days
Nuclear fleet output
03-10; thousand GWh
Nuclear Refueling Cycle
18 months
Duration: ~18-25 days
2009-2010 Refueling Outage Impact
2009 outage was 25 days
2009 generation includes 110 GWh
ERCOT-driven backdown
2010 outage was 24 days
2010 generation includes 27 GWh
ERCOT-driven backdown
2011 Refueling Outage Impact
2011 outages planned at ~ 22 days each
World record steam
generator outage
World record steam
generator outage
1
2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.
2
Industry based on early release data from Electric Utility Cost Group (EUCG)

1
Benchmarking net capacity factors based on GADS.
$0
$2
$4
$6
$8
$10
$12
Top decile
82.4%
Top quartile
78.9%
Top decile
3.3
Top quartile
4.8
Luminant 07–09 fleet avg. = 83.6%
Luminant 09 fleet = 81.4%
Luminant 07–09 fleet avg. = 3.36
Luminant 09 fleet = 3.74
Source: GKS
Luminant vs. US coal fleet net capacity factors
1
Percent
Luminant vs. US coal fleet O&M
$/MWh
Luminant has industry leading performance relative to other coal-fueled generators.
High-Performance Coal Operator
13
40%
50%
60%
70%
80%
90%
100%

High-Performance Coal Operator
65%
70%
75%
80%
85%
90%
95%
100%
2005 2006 2007 2008 2009
EFH Industry
Average coal fleet capacity factor
1
05-09; percent
Range of coal unit 2-year capacity factors
2
05-09; percent
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
EFH (9) AYE (8) DYN (4) EIX (8) MIR (2) NRG (8) RRI (7)
Operator (# of Units)
Range 5 Yr Average
1
Based on unscrubbed merchant units greater than 450 MW.  Industry total excludes EFH plants.  EFH is legacy lignite/coal fleet only and based on net capacity of 5,837 MW.
2
Includes merchant units greater than 450 MW.
Source:  Velocity Suite (Energy Velocity)
Consistent high performance

41,000
42,000
43,000
44,000
45,000
46,000
47,000
2003 2004 2005 2006 2007 2008 2009
0
50
100
150
200
250
Net Gen
# of Planned Outage (PO)
Days
Coal Fleet Output
Coal fleet output
03-09; GWh
Coal Fleet Planned Outage Cycle
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
2008 Planned Outage Impact
2008 reflects 136 planned outages days
2008 average major outage duration was
48 days
2009 Planned Outage Impact
2009 reflects 130 planned outages days
2009 average major outage duration was
45 days
1
1 2009 includes 1,443 GWh of new build generation (Sandow 5 and Oak Grove 1 units).

Nuclear Expansion Opportunity
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant is pursuing the licensing and potential construction of a next-
generation nuclear facility by
…
…
…
and leveraging favorable
and leveraging favorable
site characteristics and
site characteristics and
operational expertise.
operational expertise.
The proposed expansion includes two nuclear generation units each having approximately 1,700 MW (gross) capacity. Luminant/EFH have been working with the
Department of Energy loan guarantee program office and its Japanese counterpart
(METI) to secure construction financing.

ERCOT Average Daily Profile of Load and Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 10; mixed measures
Hour
Load
(aMW)
Wind Output
(MW)
Wind operating characteristics necessitate additional resources for reliability.
Average
Load
Average
Wind Output

Texas Wind Additions
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 01 02 03 04 05 06 07 08 09 10A 10E 11E
RPS Target
of 2,880 MW
by 2009
RPS Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA
Cumulative wind capacity additions in Texas
Pre-01 – 10A;10E - 11E; MW
1
Renewable Portfolio Standard
2
Signed Generation Interconnect Agreement
Source: ERCOT – September 2010 System Planning Report to the Reliability and Operations Subcommittee
1
1
2

Historical 2014 Forward Natural Gas Prices
Historical 2014 Forward Houston Ship Channel (HSC) Gas Prices
Q1’07-Q3’10; $/MMBtu
19
$7.18
$7.37
$7.10
$8.12
$8.71
$10.92
$8.09
$6.96
$6.95
$7.23
$7.05
$6.73
$6.27
$5.97
$5.28
$4
$5
$6
$7
$8
$9
$10
$11
$12
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10

20 20
Houston Ship Channel settled natural gas prices
1
Jan 05-Sept 10; $/MMBtu
Market Price Snapshot
NYMEX forward natural gas prices
2,3
2010-2012; $/MMBtu
NYMEX settled natural gas prices
1
Jan 05-Sept 10; $/MMBtu
Houston Ship Channel forward natural gas prices
2,3
2010-2012; $/MMBtu
0
2
4
6
8
10
12
14
2005 2006 2007 2008 2009 2010
3
4
5
6
7
8
Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10
2010 2011 2012
0
2
4
6
8
10
12
14
2005 2006 2007 2008 2009 2010
3
4
5
6
7
8
Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10
2010 2011 2012
1
Settled prices are monthly averages
2
Forward prices reflect market observable quotes during the 12 months ended Sept 30, 2010 for the following delivery periods:  2010, 2011 and 2012
3
   2010 data points represent weighted average of settled NYMEX or HSC prices for settled periods and balance of year forward prices for remaining periods

21 21
Market Price Snapshot
ERCOT North Zone 7x24 settled heat rate
1,2
Jan 05-Sept 10; MMBtu/MWh
ERCOT North Zone 7x24 forward heat rate
1,3,4
2010-2012; MMBtu/MWh
ERCOT North Zone 5x16 forward heat rate
1,3,4
2010-2012; MMBtu/MWh
ERCOT North Zone 5x16 settled heat rate
1,2
Jan 05-Sept 10; MMBtu/MWh
5
6
7
8
9
10
11
12
13
14
15
2005 2006 2007 2008 2009 2010
5
6
7
8
9
10
11
12
13
14
15
2005 2006 2007 2008 2009 2010
6
7
8
9
10
Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10
2010 2011 2012
6
7
8
9
10
Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10
2010 2011 2012
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices

Settled prices are monthly averages
   Forward prices reflect market observable quotes during the 12 months ended Sept 30, 2010 for the following delivery periods: 2010, 2011 and 2012
    2010 data points represent weighted average of settled North Zone 7x24 or 5x16 heat rates for settled periods and balance of year forward heat rates for remaining periods
1
2
3
4

2010 and Beyond: Environmental Regulatory Timeline The environmental regulatory framework has come increasingly to the forefront with the failure of climate/RES legislation and recent EPA actions 22

EPA-Urged New Controls Based on Proposed New EPA Rules
Rule Targeted Emission or
Objective
Potential Control
Required
Mercury MACT
1
/HAPS rule Mercury and other
“hazardous air pollutants”
(HAPs)
Baghouse + Scrubber (FGD
2
)
+ ACI
3
Clean Air Transport NOx and SO
2
SCR (NOx) and Scrubber
(FGD
2
) (SO
2
)
NAAQS revisions
Ozone NAAQS Revision NOx SCR
4
SO2 NAAQS Revision SO
2
Scrubber (FGD
2
)
PM NAAQS Particulate Matter (PM) Scrubber (FGD
2
)
316(b) - Water Reduce fish impingement at
cooling water intakes
Cooling towers
Coal Combustion Byproducts Fly ash, bottom ash, and
scrubber & cooling tower
byproducts
New handling and landfills
1
MACT refers to the maximum achievable control technology.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with minor co-benefit reductions of mercury.
3
ACI refers to activated carbon injection systems reduce mercury emissions.
4
SCR refers to selective catalytic reduction systems.

Currently Installed Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
1
Activated
Carbon
Injection
2
ESP
3
SNCR
4
SCR
4
Bag-
house
3
Oak Grove 1 800
Oak Grove 2 800
Sandow 4 557
Sandow 5 580
Martin Lake 1 750
Martin Lake 2 750
Martin Lake 3 750
Monticello 1 565
Monticello 2 565
Monticello 3 750
Big Brown 1 575
Big Brown 2 575
Currently installed
24
1
   There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental
                Protection Agency or Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with minor co-benefit reductions of mercury.
3
   Activated carbon injection systems reduce mercury emissions
4
   ESP refers to electro-static precipitation systems .  ESP and bag-house systems reduce particulate emissions with minor co-benefit reductions of mercury
5
   SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce Nox emissions

25

1.4
1.8
US Average ERCOT
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low-income customer assistance
• Improved customer care platform (SAP)
Balance Sheet
• Combined TCEH risk management and liquidity efficient
capital structure
Expected margins (5–10% net)
1.8
1.4
0.7
0.4
0.2 0.2
TXU Energy Reliant Direct
Energy
Stream
Energy
Ambit First Choice
Source: Latest available company filings, TXU Energy estimates.
Sources: NERC, ERCOT
1,800
1,862
1,914
1,850
1,982
2,145
2,207
2,477
1,856
2002 2003 2004 2005 2006 2007 2008 2009 9/30/10
Residential Customers / Meters
(in millions)
TXU Energy is the leading electricity retailer in the ERCOT market
Residential Customers
(in thousands)
TXU Energy has maintained market position since 2006
Projected Annual Demand Growth
CAGR (2008A-2015E)
Value Drivers
TXU Energy is the largest electricity retailer in Texas.
TXU Energy Business Summary
28%

27 Mass Media in Market Outdoor – Spanish Language Outdoor – English Language TV – English Language TXU Energy Marketing Campaign Newspaper – English Language

28

Supportive regulatory environment
10.25% authorized ROE
Recently improved capital expenditure
recovery (transmission and AMS)
Low operating costs per customer
Low rates compared to peers
Strong reliability and safety performance
Oncor Overview
Value Drivers
Business Profile
Oncor , which is approximately 80% owned by EFH Corp., is the largest transmission &
distribution utility in Texas.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$1.75 billion
1
CREZ investment
Sources: ERCOT, CDR Report, May 2010
1
Oncor currently estimates that the cost of these projects will be approximately $1.75 billion based on the original ERCOT estimate of $1.3 billion, current estimates for the 3 default and 10 priority lines approved to date, the identification of additional costs not included in the original ERCOT estimate and Oncor’s preferred routes for the remaining five subsequent projects.
5.8
62
64
65
67
68
69
71 71
73
74
63
2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E
Projected peak demand growth
08-18E; GW
Rate Base
10E-15E; $ billions
8.5
9.9
10.3
10.7
11.0
9.2
2010E 2011E 2012E 2013E 2014E 2015E

Oncor Key Performance Metrics
DART Performance (2004 – 2010)
DART = Days Away Restricted or Transfer
30
SAIDI – Reliability (2004 – 2010)
SAIDI = System Average Interruption Duration Index
0
0.5
1
1.5
2
2.5
2004 2005 2006 2007 2008 2009 2010
DART Performance
0
20
40
60
80
100
120
2004 2005 2006 2007 2008 2009 2010
Non-Storm Reliability vs. Industry Top Quartile Scores
Oncor Reliab Scores Industry Quartile Scores

New Oncor Infrastructure
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
…to
…to
to support support the the continued continued buildout buildout of of wind wind capacity capacity in in Texas Texas
Oncor expects to invest ~$1.75 billion on
new CREZ-related transmission lines…
1
Oncor currently estimates that the cost of these projects will be approximately $1.75 billion based on the original ERCOT estimate of $1.3 billion, current estimates for the
3 default and 10 priority lines approved to date, the identification of additional costs not included in the original ERCOT estimate and Oncor’s preferred routes for the remaining five subsequent projects.
1

Oncor Demand-Side Management
1
Public Utility Commission of Texas.
Oncor recovers its investment through a
PUC  -approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
1
…that
…that
that will will enable enable key key DSM DSM initiatives initiatives Oncor Oncor to to deploy deploy ~$690
~$690
$690 million million of of capital capital
for advanced metering initiatives…
Oncor is leading the largest advanced metering initiatives deployment in the US with a commitment to have 3.2 million meters installed by 2012 (over 1.3 million meters have been installed through September  2010)

Energy Future Holdings Corp. Energy Future Holdings Corp. 33

EFH Capital Structure Overview
(September 30 Proforma for October Transactions)
EFH
$3.6B gross debt
Energy Future
Intermediate Holding
~ $2.3B gross debt
Energy Future
Competitive Holdings
~ $0.1B gross debt
~ $5.9B gross debt
TCEH
~ $29.3B gross debt ²
Approx. 80% Ownership
$41.2B total gross debt
$39.2B total net
¹
debt
Ring-fenced entity
Texas
Transmission
Investment
LLC
Approx. 20%
Ownership
As of 9/30/10 (proforma)
$20.0B 1st Lien TLB due 2014
$0.1B 1st Lien Revolver due 2013
$1.3B Deposit LC
$0.7B 2
nd
Lien Notes @ 15% due
2021
$5.7B Unsecured LBO Notes @
10.25/10.5% due 2015 and 2016
$1.5B Unsecured PCRBs
$3.5B 1st Lien Notes @ 9.75/10%
due in 2019/2020
$0.9B Unsecured LBO Notes @
10.875/11.25% due in 2017
$1.5B Unsecured Legacy Notes @
5.55 – 6.55%
$0.1B Unsecured Other
$0.4B Revolver @ L+27.5 due 2013
$4.8B @ avg. 6.6%
$0.7B @ avg. 5.2%
34
1
Total net debt equals total gross debt less total cash & equivalents and restricted cash of ~$2.0 billion.
2 Excludes $228 million A/R.

Progress in Balance Sheet Initiatives
1
Results to Date
Net Debt Reduction $ 1.6B
Debt Maturity Extension $ 4.1B
Projected reduction in Interest
Expense through 2014
$ 1.1B
EFH is focused on creating shareholder value through reducing debt and extending maturities by effectively deploying existing cash and debt capacity
1
Since inception of liability management program in October 2009.

Appendix – Regulation G Reconciliations 36

Table 1: EFH Corp. Net Debt Reconciliation
1
As of September 30, 2010 Pro-forma
2
$ millions
Description 9/30/10
Pro-forma
Adjust.
2
9/30/10
Pro-forma
Short-term borrowings
3
80 - 80
Long-term debt due currently 252 - 252
Long-term debt, less amounts due currently
35,169 (226) 34,943
Total debt 35,501 (226) 35,275
Less:
Cash and cash equivalents (652) 5 (647)
Restricted cash (1,166) (53) (1,219)
Net debt 33,683 (274) 33,409
1 GAAP basis which reflects deconsolidation of Oncor. Oncor’s total debt is ~$5.9 billion, added to EFH Corp.’s debt equals $41.2 billion.
2 Pro-forma adjustment reflects the October issuance of $336 million TCEH 15% 2 nd
Lien Senior Secured Notes due 2021 in exchange for $423 million of TCEH
Cash Pay Notes and $55 million of TCEH PIK Toggle Notes, as well as the $350 million cash issuance of TCEH 15%
2nd
Lien Senior Secured Notes due 2012,
Series B, $290 million of which was used to repurchase $225 million of TCEH Cash Pay Notes and $200 million of TCEH PIK Toggle Notes. EFH Corp. also repurchased $9 million of TCEH PIK Toggle Notes for $5.4 million cash.
3 Excludes $228 million at TXU Receivables Company related to the accounts receivable securitization program.

Table 1: TCEH Total Debt Reconciliation
As of September 30, 2010 Pro-forma
$ millions
Description 9/30/10
Pro-forma
Adjust.¹
9/30/10
Pro-forma
Short-term borrowings 80 - 80
Long-term debt due currently 233 - 233
Long-term debt, less amounts due currently 29,175 (226) 28,949
Total debt 29,488 (226) 29,262
2
1
1
2
Pro-forma adjustment reflects the October issuance of $336 million TCEH 15% 2nd Lien Senior Secured Notes due 2021 in exchange for $423 million of
       TCEH Cash Pay Notes and $55 million of TCEH PIK Toggle Notes, as well as the $350 million cash issuance of TCEH 15% 2nd Lien Senior Secured Notes due 2012, Series B, $290 million of which was used to repurchase $225 million of TCEH Cash Pay Notes and $200 million of TCEH PIK Toggle Notes.
       EFH Corp. also repurchased $9 million of TCEH PIK Toggle Notes for $5.4 million cash.
       Excludes $228 million at TXU Receivables Company related to the accounts receivable securitization program.

Table 3: Oncor Net Debt Reconciliation
As of September 30, 2010
$ millions
Description 9/30/10
Short-term borrowings 428
Long-term debt due currently 111
Long-term debt, less amounts due currently 5,395
Total debt 5,934
Less:
Cash and cash equivalents (10)
Restricted cash (79)
Net debt 5,845

EFH Corp. Investor Relations Contacts
Rima Hyder
Director, Investor Relations
214-812-5090
rima.hyder@energyfutureholdings.com
Charles Norvell
Investor Relations Analyst
214-812-8062
charles.norvell@energyfutureholdings.com